UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 23, 2025

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 North US HWY 1, Suite 504, Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Standby Equity Purchase Agreement

Reference is made to the Current Report on Form 8-K filed by Jupiter Neurosciences Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 27, 2025 (as amended by the Current Report on Form 8-K/A filed by the Company with the SEC on November 20, 2025, collectively, the “Signing 8-K”). The information set forth under Item 1.01 of Current Report on Form 8-K filed with the SEC on October 27, 2025 and Item 1.01 of Current Report on Form 8-K/A filed with the SEC on November 20, 2025 is incorporated by reference in this Item 1.01.

As disclosed in the Signing 8-K, on October 24, 2025, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) and a related Registration Rights Agreement. On December 11, 2025, the Company satisfied the condition set forth in the SEPA for the Company to have a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) declared effective by the SEC, registering for resale the shares of our common stock, par value $0.0001 per share (“Common Stock”) issued or issuable by the Company to YA II PN, LTD, a Cayman Islands exempt limited partnership (“Yorkville”) under the SEPA (the “Registration Statement”). The Registration Statement was filed on Form S-1 (File No. 333-291832) and declared effective by the SEC on December 11, 2025.

On December 19, 2025, at the Company’s annual meeting of stockholders (the “Annual Meeting”), our stockholders approved, in connection with the SEPA and for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), our board proposal to issue to Yorkville shares of our Common Stock in excess of 19.99% or more of our issued and outstanding Common Stock (the “Exchange Cap”) pursuant to the SEPA. The full results of the Annual Meeting are disclosed in the Current Report on Form 8-K filed by the Company with the SEC on December 22, 2025.

On December 23, 2025, upon the satisfaction of the conditions to Yorkville’s purchase obligations set forth in the SEPA, the Second Pre-Paid Advance Closing (as defined in the SEPA) was consummated (herein, the “Second Closing”). In connection with the Second Closing, on December 23, 2025, the second tranche of the Pre-Paid Advance (as defined in the SEPA) in the amount of $1,860,000 was disbursed to the Company, following the Company’s receipt of the requisite approval of its stockholders, as described above, enabling it to issue shares of Common Stock to Yorkville under the SEPA in excess of the Exchange Cap, in exchange for the issuance by the Company to Yorkville of the second convertible Promissory Note (as defined in the SEPA). Pursuant to the SEPA, the Company continues to have the right, but not the obligation, from time to time at its sole discretion until the SEPA is terminated or expires in accordance with its terms, to direct Yorkville to purchase a specified number of shares of its Common Stock, each an Advance (as defined in the SEPA), up to the applicable Advance Maximum Amount (as defined below), by delivering an Advance Notice to Yorkville in accordance with the terms of the SEPA. An Advance Notice may not direct Yorkville to purchase a number of shares of Common Stock exceeding 100% of the average of the daily trading volume of the Common Stock on The Nasdaq Capital Market during the five consecutive trading day-period immediately preceding an Advance Notice (the “Advance Maximum Amount”). For additional information regarding the terms and conditions of the SEPA and the Registration Rights Agreement, see the Signing 8-K.

The foregoing summary, and the summary provided in the Signing 8-K, of the material terms of the SEPA, the Registration Rights Agreement and the Promissory Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K (the “Report”), and each of which is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Report is incorporated herein by reference.

In the SEPA, Yorkville represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The securities referred to in this Report, and in the Signing 8-K, are being issued and sold by the Company to Yorkville in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Index of Exhibits

Exhibit No.	Description
4.1+†*	Form of Convertible Promissory Notes issued to YA II PN, Ltd. (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 27, 2025)

4.2+†*	Form of Amended and Restated Convertible Promissory Note issued to YA II PN, Ltd. (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K/A filed with the SEC on November 20, 2025)

10.1+†*	Standby Equity Purchase Agreement, as of October 24, 2025, between Jupiter Neurosciences, Inc. and YA II PN, Ltd. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 27, 2025)

10,2+†*	Amendment No. 1 to the Standby Equity Purchase Agreement, as of November 19, 2025, between Jupiter Neurosciences, Inc. and YA II PN, Ltd. (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K/A filed with the SEC on November 20, 2025)

10.3+†*	Registration Rights Agreement, dated October 24, 2025, between Jupiter Neurosciences, Inc. and YA II PN, Ltd. (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 27, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed.

+ Certain portions of this exhibit (indicated by “[***]”) have been redacted pursuant to Regulation S-K Item 601(a)(6).

† Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025

Jupiter Neurosciences, Inc.

By:	/s/ Christer Rosén
Name:	Christer Rosén
Title:	Chairman and Chief Executive Officer